NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Growth Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark Small Cap Core Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Ziegler Equity Income Fund

Supplement dated March 31, 2017
to the Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The information under the section entitled "Portfolio Managers" on page 21 of the Prospectus is hereby deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Douglas A. Riley, CFA	Senior Vice President & Portfolio Manager	Since 2014
Michael J. Vogelzang, CFA	President & Chief Investment Officer	Since 2014
David Hanna	Senior Vice President & Director of Alternative Investments	Since 2014
Edward Mulrane, CFA	Vice President & Director of Quantitative Research	Since 2014

2.	The information under the section entitled "Nationwide Growth Fund" on pages 58-59 of the Prospectus is hereby deleted and replaced with the following:

Douglas Riley, CFA, Michael J. Vogelzang, CFA, David Hanna, and Edward Mulrane, CFA, are jointly and primarily responsible for the day-to-day operations of the Fund.

Mr. Riley is a Senior Vice President and Portfolio Manager at Boston Advisors, where he has been employed for more than eighteen years. Prior to joining Boston Advisors, Mr. Riley was a Vice President and Portfolio Manager at Babson-United Investment Advisors. Mr. Riley earned a BS in business administration and finance from Emory University and an MBA from Northeastern University. Mr. Riley holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and of the Boston Security Analyst Society.

Mr. Vogelzang is President and Chief Investment Officer of Boston Advisors. Mr. Vogelzang has managed Boston Advisors since 1997. Mr. Vogelzang earned a BA in economics and political science from Calvin College in Grand Rapids, MI and attended Boston University's Graduate School of Management.  Mr. Vogelzang holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analyst Society.

Mr. Hanna is a Senior Vice President and is Director of Research and Alternative Investments at Boston Advisors. Prior to joining Boston Advisors in 2005, Mr. Hanna was a senior portfolio manager in the Global Hedge Fund Strategies Group at State Street Global Advisors, where he served in various roles from 1997 to 2005. Prior to joining State Street Global Advisors, he was Vice President, Quantitative Analysis, at Standish, Ayer & Wood from 1992-1997. Mr. Hanna earned a BS in finance from the Pennsylvania State University in 1987. Mr. Hanna also attended the Institut Universitaire de Technologie in Nice, France, focusing on European Business.

Mr. Mulrane is Vice President and Director of Quantitative Research at Boston Advisors. Mr. Mulrane manages the group responsible for proprietary model research and development. The group focuses on stock, asset class, market and risk modeling for traditional and alternative investment management efforts.  Mr. Mulrane earned an MBA with High Honors and an MS in mathematical finance from Boston University. He also holds an MS and BS in computer engineering from Rochester Institute of Technology. Mr. Mulrane holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and of the Boston Security Analyst Society.

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